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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 31, 2002

                                   ----------

                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)

           TEXAS                        1-3187                   74-0694415
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

           1111 LOUISIANA
           HOUSTON, TEXAS                                          77002
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 207-3000

                                   ----------

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ITEM 5. OTHER EVENTS.

     On July 31, 2002, Moody's Investors Service, Inc. lowered its rating on the senior unsecured debt of Reliant Resources, Inc., an approximately 83% owned subsidiary of Reliant Energy, Incorporated, from Baa3 to Ba3. Moody's also lowered its rating on the senior unsecured debt of Reliant Energy from Baa1 to Baa2, leaving the securities on review for potential downgrade. Also on July 31, 2002, Standard & Poor's Ratings Services lowered its rating on Reliant Resources' senior unsecured debt from BBB to BBB- and placed its rating on creditwatch with negative implications. S&P also affirmed its BBB+ rating of Reliant Energy's senior unsecured debt.

     Also on July 31, 2002, Reliant Energy announced that the Internal Revenue Service had issued a supplemental ruling confirming that the proposed spin-off of Reliant Resources from Reliant Energy will be tax-free to Reliant Energy and its shareholders.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibits are filed herewith:

         99.1 Press Release issued by Reliant Resources on July 31, 2002

         99.2 Press Release issued by Reliant Energy on July 31, 2002

ITEM 9. REGULATION FD DISCLOSURE.

     On July 31, 2002, Reliant Resources issued a press release relating to the ratings action by Moody's. A copy of this press release is attached to this report as Exhibit 99.1 and is incorporated by reference into Item 9 of this report. On July 31, 2002, Reliant Energy issued a press release relating to the IRS supplemental ruling. A copy of this press release is attached to this report as Exhibit 99.2 and is incorporated by reference into Item 9 of this report. The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Energy, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Reliant Energy or any of its affiliates.

FORWARD-LOOKING STATEMENTS

     Some of the statements in this report and the exhibits hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Reliant Energy believes that the expectations and the underlying assumptions reflected in its forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements. References in this Current Report to the terms "we," "us" or other similar terms mean Reliant Energy.

     In addition to the matters described in this report and the exhibits hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in Reliant Energy's forward-looking statements:

  o state, federal and international legislative and regulatory developments, including deregulation, re-regulation and restructuring of the electric utility industry, and changes in or application of environmental, siting and other laws and regulations to which we are subject,

  o  the timing of the implementation of our business separation plan,

  o the effects of competition, including the extent and timing of the entry of additional competitors in our markets,

  o  industrial, commercial and residential growth in our service territories,

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  o  our pursuit of potential business strategies, including acquisitions or dispositions of assets or the development of additional power generation facilities,

  o state, federal and other rate regulations in the United States and in foreign countries in which we operate or into which we might expand our operations,

  o the timing and extent of changes in commodity prices, particularly natural gas, and interest rates,

  o  weather variations and other natural phenomena,

  o political, legal, regulatory and economic conditions and developments in the United States and in foreign countries in which we operate, including the effects of fluctuations in foreign currency exchange rates,

  o  financial market conditions and the results of our financing efforts,

  o  the performance of our projects, and

  o  other factors we discuss in our other filings with the SEC.

     The words "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal" and other similar words are intended to identify Reliant Energy's forward-looking statements.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RELIANT ENERGY, INCORPORATED

Date: July 31, 2002                    By: /s/ Mary P. Ricciardello
                                           -------------------------------------
                                           Mary P. Ricciardello
                                           Senior Vice President and
                                           Chief Accounting Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER          EXHIBIT DESCRIPTION
-------         -------------------

 99.1           Press Release issued by Reliant Resources on July 31, 2002

 99.2           Press Release issued by Reliant Energy on July 31, 2002


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